EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Riverview Bank and its Operating Divisions, CBT Bank and

Citizens Neighborhood Bank, Provides Relief Support to Customers

and Communities Impacted by COVID-19

HARRISBURG, PA., March 31, 2020 – Riverview Financial Corporation (Nasdaq: RIVE), parent company of Riverview Bank and its operating divisions, CBT Bank and Citizens Neighborhood Bank (Collectively referred to as “Riverview Bank”), provides guidance as COVID-19 continues to evolve. Riverview Bank is committed to taking actions deemed necessary to help ensure that our customers, employees, and community neighbors remain safe and well positioned to bounce back as quickly as possible following the present Pandemic crisis. Riverview Bank has launched several initiatives and precautionary measures intended to mitigate the impact of the COVID-19 virus pandemic which are detailed in this press release. We are providing relief in all aspects of our business to support our customers and neighbors impacted by the pandemic throughout the communities we serve, while remaining flexible in our ongoing efforts to balance customer service needs with operational changes required as we react to environmental changes and governmental mandates.

“In community banking, local people and local businesses are why we are in business ourselves. Our employees, our customers, and the communities we serve are the reasons for our very being. In this time of uncertainty, with the COVID-19 pandemic, we want you to know that your safety and well-being are paramount in every decision we make. Our team is working diligently to provide the products and services necessary to create peace of mind for all we serve, while adjusting our operating environment to take necessary precautions, keeping our customers and employees as safe as possible”, said Brett D. Fulk, President & CEO. Fulk continued “Our plan, and number one priority, is to be here for you throughout this current crisis and beyond.”

FINANCIAL HARDSHIP RELIEF EFFORTS: We are Here for Our Customers and the Community!

As we continue to navigate these challenges together, we are dedicated to promoting prevention and well-being throughout our communities by providing convenient and no cost ways to access funds through limited or no-contact banking avenues. Additionally, sectioned below are the Financial Hardships Relief efforts we are offering to our community neighbors and valued customers during the COVID-19 pandemic.

•	COVID-19 Relief Loan – 0% APR and No Payments for First Six Months, No-Fees, 24 Month Term Loan, Unsecured, Borrow Up To $5,000.00.[1]

[1]

Borrower must recently be unemployed due to the COVID- 19 pandemic. Borrower must be able to furnish last pay stub or other acceptable proof of income. Subject to credit approval. Standard underwriting criteria apply. Credit score based on lowest score of all applicants. Automatic Payment Deduction from a Riverview Bank, CBT or Citizens Neighborhood Bank checking or savings account is required. 0.00% APR (Annual Percentage Rate) for the first six (6) months of the loan, thereafter the loan will accrue at a 2.99% APR for 18 months of the term. 24-month term loan. No Payments for the first six (6) months of the loan. Thereafter, payments of principal and interest will start at month seven (7) and will continue 18 months for the life of the loan. Other terms and conditions may apply. If maximum loan amount of $5,000.00 is borrowed and repaid making the required loan payments only, the monthly payment will be 18 equal payments of $284.40 to satisfy the loan. Please contact the bank for full details.

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Fee Free ATM Services: Any ATM, Anywhere – All Customers of Riverview Bank and its Operating Divisions will be able to access any non-Riverview Bank ATM, anywhere, with no fees from Riverview Bank,[2] which began on Monday, March 23, 2020 and ending on June 30, 2020. Also, for the benefit of everyone in our community, we are temporarily eliminating any fees normally imposed on a non-Riverview Bank customer accessing money from any Riverview Bank ATM.

[2]	Riverview Bank and its operating divisions’ customers, as well as customers of other banks, may still incur fees imposed by the foreign ATM’s Financial Institution or their own bank, respectively.

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Access Your Long-Term CD Savings, Penalty Free and at No Cost up to $5,000.00. All Customers of Riverview Bank and its Operating Divisions with funds invested in a Certificate of Deposit (CD) can access portions of their funds at no cost and penalty free. The first $5,000.00 from an existing CD can be withdrawn penalty free and at no cost to assist with financial hardships resulting from the COVID-19 virus. If a customer requires more than $5,000.00 from a CD, they can access up to an additional 20% of the remaining CD balance in excess of the initial $5,000.00 withdrawal on a penalty-free basis as well.[3]

[3]

CD (Certificate of Deposit) early withdrawal waiver is offered to all existing CD accounts up to $5,000.00, thereafter a customer may withdrawal up to 20% of the remaining balance over the $5,000.00 penalty-free. Early withdrawals in excess of the initial $5,000.00 and additional 20% waiver will be subject to the normal early withdrawal penalty fees imposed on this account. Fees may reduce earnings. No additional deposits are permitted to the CD. IRA CD early withdrawal may incur IRS penalty. See our IRA agreement for additional details. Consult your tax advisor. Please contact the bank for full terms and conditions.

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Fee Waivers or reversals of fees for Consumer Account holders Impacted by Financial Hardships Due to COVID-19: Impacted customers will be granted fee waivers for general account fees, in the instance of an overdraft occurrence due to insufficient funds within their deposit account, or waivers of loan late charges. Please call your local Community Office for further information or to request support in the unfortunate event you have been negatively impacted by the current Pandemic.

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Fee Free Remote Deposit Capture (RDC) for Business Customers: Fee Waivers, including Monthly Rental Fees and Per-Item Fees, will be granted now through June 30, 2020 to continue our efforts in providing no-contact banking and assisting our existing business customers with the fee relief support they need to safely and conveniently continue their business throughout the current COVID-19 crisis.

Relief Support Request, Contact Us Today: If you would like to apply for the COVID-19 Relief Loan or would like to request any of the outlined relief assistance above, please call your local Community Office, your dedicated Relationship Manager, or our Customer Service Department at (888) 765-7551.

Business Loan Customer Relief: Support is available to existing Riverview Bank business borrowers impacted by financial hardships due to the COVID-19 pandemic on an individualized basis. Current business customers who wish to request relief may contact their dedicated Relationship Manager, local Community Office, or Customer Service Department at (888) 765 -7551.

•	Payment Relief Options through Temporary Deferral of Business Loan Payments.

•	Business Loan Payment Modifications to Interest-Only Payments.

•	Temporary Business Loan Fee Waivers.

CARES Act Relief Programs:

Understanding that our business community is faced with varying and unique challenges, we deployed a dedicated CARES Act Relief team, equipped with our most experienced SBA lenders, who are working closely with each unique customer to identify solutions to benefit their individualized needs.

Our dedicated CARES Act Relief team is available for the community, providing education and expertise on all resources offered by government agencies through the SBA, CARES Act Relief Programs, and other government agency programs, such as:

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U.S. Small Business Administration (SBA) Paycheck Protection Program (PPP), providing loans through Riverview Bank that are supported by the SBA with a 100% loan guarantee with loan interest rates capped at 4%. This program is intended to provide funding for businesses to retain employees on their payroll, with initial loan payment deferrals and debt forgiveness provisions for eligible borrowers.

•	U.S. Small Business Administration (SBA) Economic Injury Disaster Loan Program (EILP), providing low-interest federal disaster loans for small businesses impacted by COVID-19
•	Pennsylvania Industrial Development Authority’s (PIDA) Small Business First Fund, the COVID-19 Working Capital Access Program (CWCA)
•	Low Interest Loans Offered by Pennsylvania Industrial Development Authority’s (PIDA)

A real-time list and full details of financing resources offered throughout the Commonwealth, including how to apply, by the agencies above can be accessed through the DCED website at https://dced.pa.gov/funding-programs

Our experienced CARES Act Relief Team is available to assist you today. Please contact them directly through our dedicated relief support email and or the toll-free number listed below:

CARES Act Loan Relief Email:	CARES Act Loan Relief Hotline:
caresactloans@riverviewbankpa.com	(855) 455-9027

Residential Mortgage and Consumer Loan Customer Relief:

Existing residential mortgage and consumer loan customers of Riverview Bank may also be eligible for relief support. Current consumer customers who wish to request relief may contact their local Community Office directly or call our Customer Service Department at (888) 765-7551.

•	Temporary Consumer Loan Fee Waivers.

•	Temporary Deferral of Loan Payments on Residential Mortgage Loans and Consumer Loans.

•	Loan Late Charge Waivers

WE ARE HERE FOR OUR COMMUNITIES: We are in this together.

As COVID-19 impacts the communities we serve, we are thoughtful in our giving efforts to fulfill support opportunities focusing on the life sustaining needs of our neighbors. Mindful that all our community nonprofit partners have very worthy causes, we are grateful for the unified community understanding of what necessities have become top priorities in this current situation.

In support of the continued mission of delivering fresh and healthy food options to pantries throughout 27 counties of Central PA in a time where schools are not in session and supplies are at a minimum due to COVID-19 Riverview Bank committed a $15,000 contribution to the Fresh Express efforts of The Central Pennsylvania Food Bank.

WE ARE HERE FOR OUR EMPLOYEES: The Heart of our Company.

We are continuing to evaluate our practices to continue serving the needs of our customers while protecting the health and well-being of our employees.

•	In following CDC guidelines of social distancing and sanitization, we are limiting customer contact in banking transactions without disrupting our customers’ ability to transact banking business.
•	We are creating a work-from-home process, where applicable.
•	We suspended all non-essential business travel and in-person meetings.
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We have developed strategies to remain open and available to our customers in areas under shelter-in-place mandates by the State of Pennsylvania. As a recognized essential business, as well as a life sustaining business, we will remain open in areas impacted by shelter-in-place rules as long as we remain permitted to do so under State and Federal law. Out of concern for our customers, employees, and communities alike, we will adjust locations and hours of operation within impacted areas in an effort to balance our ability to service customer needs for the longest periods of time possible with our concern for the safety of our customers, employees and communities. Community Office locations and the temporary hours of operations are available on our COVID-19 resource page on our website, https://www.riverviewbankpa.com/COVID-news.html. If your banking office is being consolidated to another neighbor office for banking services throughout this time and you would like to access a safe-deposit box in the temporarily closed location, please call our Customer Service Department at (888)765-7551 to set up an appointment.

PREVENTION AT THE FOREFRONT: Changes to Our Branch Hours & Banking Services.

We are following the directives of the State of Pennsylvania, the guidance of the World Health Organization (WHO), and the Center for Disease Control (CDC) to protect the health and well-being of our employees and customers through safety controls and precautions in the branches and other facilities.

•	Riverview Bank is temporarily limiting most locations to drive-up and ATM services, with lobby access available by appointment only.
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Also, in an effort to minimize any disruption this may cause, we have altered hours of operation at some of our high-traffic drive-up locations. We will continue to balance customer service needs with safety efforts, and as a result will continue to modify hours as necessary. Community Office locations and the temporary hours of operations are available on our COVID-19 resource page on our website, https://www.riverviewbankpa.com/COVID-news.html.

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As always, we continue to offer no-contact banking through our Bank Anywhere digital resources to assist customers through tools like Online24 – Internet Banking, our Mobile Banking App, and Customer Service Call Center. Get started with our Bank Anywhere digital resources today by calling your local Community Office or our Customer Service Depart at (888)765-7551 to request assistance in enrolling in Online24 – Internet Banking.

RIVERVIEW BANK’S FINANCIAL STRENGTH: We Remain Strong and Well Capitalized.

We keep a continued focus on our financial strength throughout all preparations and planning amidst the COVID-19 pandemic.

Riverview Bank’s stance on the pandemic relief: As we continue to be tested with the unknown, one thing remains certain: we are in business for the communities we serve. If our communities are thriving, we thrive, if our communities are facing challenges, we are right there alongside them.

Riverview Bank and its operating divisions will make every effort necessary to provide the needed relief to our community neighbors, and we will continue to do as we have always done; remain relevant within the environment we face, identifying all possible opportunities, and delivering solutions with a heightened level of urgency.

Rest assured, your money remains safe while held within our bank. If you have questions regarding FDIC deposit insurance, please call your local community office or visit the FDIC website.

Mr. Fulk continued, “We remain strong and well capitalized. Despite these unprecedented and uncertain times, our management team and board of directors continue to be dedicated to our customers, communities, employees and our company’s well-being. Our focus is to sustain a strong, adaptable business model that provides the resources needed to ensure we can effectively respond to the relief needs of our customers and employees with confidence, while continuing to remain a safe and sound company.”

Our Plan: To Be Here for You. Together we will face COVID-19 with strength and confidence.

Riverview Financial Corporation is the parent company of Riverview Bank. An independent community bank, Riverview Bank serves the Pennsylvania market areas of Berks, Blair, Bucks, Centre, Clearfield, Cumberland, Dauphin, Huntingdon, Lebanon, Lehigh, Lycoming, Perry, Schuylkill and Somerset Counties through 27 community banking offices and three limited purpose offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Riverview’s business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies. The Company’s common stock trades on the NASDAQ Global Market under the symbol “RIVE”. The Investor Relations site can be accessed at https://www.riverviewbankpa.com/.

Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may”, “will”, “believe”, “expect”, “estimate”, “anticipate”, “continue”, or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including compliance costs and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the

Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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